Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.
Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1
2. AMENDMENT/MODIFICATION NO. 00015		3. EFFECTIVE DATE 09/22/2015	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2015-83067	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	8219	7. ADMINISTERED BY (If other than Item 6)	CODE	8219
(Ö) Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539			Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933			X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084 10B. DATED (See Item 13)
CODE 026489018		FACILITY CODE		09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     The  above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended,      is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Section B
(Ö) 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
ITEM 10A.			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date,  etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-6, Option for Increased Quantity
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor x is not, is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to:
a.Increase and fund [**] doses on CLIN 0004 in the amount of $[**];
b.Exercise and fund [**] doses on CLIN 0005 in the amount of $[**];
c.As a result of this modification, total funding and contract value are increased by $137,092,338.96 from $918,216,737.32 to $1,055,309,076.28.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME OF CONTRACTING OFFICER Christine N Godfrey
15B. CONTRACTOR/OFFEROR ___________________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY __/s/ Christine Godfrey_______________________ (Signature of Contracting Officer)	16C. DATE SIGNED 9/22/15vister
   NSN 7540-01-152-8070                                                                                                                                                                                  STANDARD FORM 30 (REV. 10-83)
   PREVIOUS EDITION UNUSABLE                                                                                                          30-105                                                                      Prescribed by GSA
FAR (48 CFR) 53.243

Option 3 Option for Additional Items Items:

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0004	BioThrax [**] product BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZWUX 2642 2015 75-X-0956 5664711101 $[**]

Option 4 Option for Additional Items Items:

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0005	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**]	$	[	**]

Line(s) Of Accounting:
93902JG 2642 2015  75-X-0956 5664711101 $[**]
93902WD 2642 2015  75-15-0943 5623RF1101 $[**]
939041U 2642 2015  75-15-0943 5623RF1101 $[**]
93904UE 2642 2015  75-15-0943 5623RF1101 $[**]
93904UF 2642 2015  75-15-0943 5623RF1101 $[**]
939ZSAH 2642 2015  75-15-0955 5613121101 $[**]
939ZWUX 2642 2015  75-X-0956 5664711101 $[**]